EXHIBIT  99B2
                                     BY-LAWS
                                       OF
                         CALVERT SOCIAL INVESTMENT FUND






                                    ARTICLE I
                         SHAREHOLDERS



     SECTION 1. MEETINGS. MEETINGS OF THE SHAREHOLDERS SHALL BE HELD AT THE PRINCIPAL OFFICES OF THE TRUST IN WASHINGTON, D.C., OR AT
SUCH PLACE WITHIN OR WITHOUT THE COMMONWEALTH OF MASSACHUSETTS AND ON SUCH DATES AND AT SUCH TIMES AS THE TRUSTEES SHALL DESIGNATE.


     SECTION  2.  NOTICE  OF  MEETINGS.  NOTICE  OF  ALL  MEETINGS  OF  THE
SHAREHOLDERS, STATING THE TIME, PLACE, AND PURPOSES OF THE MEETING, SHALL BE GIVEN BY THE TRUSTEES BY MAIL TO EACH SHAREHOLDER AT HIS
ADDRESS AS RECORDED WITH THE TRUST AT LEAST TEN (10) DAYS AND NOT MORE THAN NINETY (90) DAYS BEFORE THE MEETING. ANY ADJOURNED MEETING MAY BE HELD AS ADJOURNED WITHOUT FURTHER NOTICE. NO NOTICE NEED BE GIVEN TO ANY SHAREHOLDER WHO SHALL HAVE FAILED TO INFORM THE TRUST
OF  HIS  CURRENT  ADDRESS  OR  IF  A  WRITTEN  WAIVER  OF  NOTICE,  EXECUTED
BEFORE  OR  AFTER  THE  MEETING  BY  THE  SHAREHOLDER  OR  HIS  ATTORNEY
THEREUNTO  AUTHORIZED,  IS  FILED  WITH  THE  RECORDS  OF  THE  MEETING.

     SECTION 3. RECORD DATE FOR MEETINGS AND OTHER PURPOSES. FOR THE PURPOSE OF DETERMINING THE SHAREHOLDERS WHO ARE ENTITLED TO NOTICE
OF AND TO VOTE AT ANY MEETING, INCLUDING ANY ADJOURNMENT THEREOF, OR WHO ARE ENTITLED TO PARTICIPATE IN ANY DISTRIBUTION, OR FOR THE PURPOSE OF ANY OTHER ACTION, THE TRUSTEES MAY FROM TIME-TO-TIME
CLOSE THE TRANSFER BOOKS, THE TRUSTEES MAY FIX A DATE NOT MORE THAN NINETY (90) DAYS PRIOR TO THE DATE OF ANY MEETING OF SHAREHOLDERS OR
DISTRIBUTION  OR  OTHER  ACTION  AS  A  RECORD  DATE  FOR  THE  DETERMINATION
OF  THE  PERSONS  TO  BE  TREATED  AS  SHAREHOLDERS  GOVERNED  BY  THE
DECLARATION  OF  TRUST.

     SECTION  4.  PROXIES.  AT  ANY  MEETING  OF  SHAREHOLDERS,  ANY  HOLDER
OF SHARES ENTITLED TO VOTE THERE AT MAY VOTE EITHER IN PERSON OR BY PROXY, PROVIDED THAT NO PROXY SHALL BE VOTED AT ANY MEETING UNLESS
IT  SHALL  HAVE  BEEN  PLACED  ON  FILE  WITH  THE  SECRETARY,  OR  WITH  SUCH
OTHER  OFFICER  OR  AGENT  OF  THE  TRUST  AS  THE  SECRETARY  MAY  DIRECT,  FOR
VERIFICATION  PRIOR  TO  THE  TIME  AT  WHICH  SUCH  VOTE  SHALL  BE  TAKEN.
PURSUANT TO A RESOLUTION OF A MAJORITY OF THE TRUSTEES, PROXIES MAY BE SOLICITED IN THE NAME OF ONE OR MORE TRUSTEES OR ONE OR MORE
OFFICERS OF THE TRUST. ONLY SHAREHOLDERS OF RECORD SHALL BE ENTITLED TO VOTE. EACH FULL SHARE SHALL BE ENTITLED TO ONE VOTE, AND FRACTIONAL SHARES SHALL BE ENTITLED TO A VOTE OF SUCH FRACTION. WHEN
ANY  SHARE  IS  HELD  JOINTLY  BY  SEVERAL  PERSONS,  ANY  ONE  OF  THEM  MAY
VOTE  AT  ANY  MEETING  IN  PERSON  OR  BY  PROXY  IN  RESPECT  OF  SUCH  SHARE,
BUT IF MORE THAN ONE OF THEM SHALL BE PRESENT AT SUCH MEETING IN PERSON OR BY PROXY, AND SUCH JOINT OWNERS OR THEIR PROXIES DISAGREE AS TO ANY VOTE TO BE CAST, SUCH VOTE SHALL NOT BE RECEIVED IN
RESPECT TO SUCH SHARE. A PROXY PURPORTING TO BE EXECUTED BY OR ON BEHALF OF A SHAREHOLDER SHALL BE DEEMED VALID UNLESS CHALLENGED AT
OR  PRIOR  TO  ITS  EXERCISE,  AND  THE  BURDEN  OF  PROVING  INVALIDITY  SHALL
REST  ON  THE  CHALLENGER.  IF  THE  HOLDER  OF  ANY  SUCH  SHARE  IS  A  MINOR
OR  A  PERSON  OF  UNSOUND  MIND,  AND  SUBJECT  TO  GUARDIANSHIP  OR  TO  THE
LEGAL  CONTROL  OF  ANY  OTHER  PERSON  AS  REGARDS  THE  CHARGE  OR
MANAGEMENT OF SUCH SHARE, HE MAY VOTE BY HIS GUARDIAN OR SUCH OTHER PERSON APPOINTED OR HAVING SUCH CONTROL, AND SUCH VOTE MAY BE GIVEN IN PERSON OR BY PROXY.

     SECTION  5.  INSPECTION  OF  RECORDS.  THE  RECORDS,  ACCOUNTS  AND
BOOKS  OF  THE  TRUST  SHALL  BE  OPEN  TO  INSPECTION  BY  SHAREHOLDERS  TO
THE SAME EXTENT AS IS PERMITTED SHAREHOLDERS OF A MASSACHUSETTS BUSINESS CORPORATION.

     SECTION  6.  ACTION  WITHOUT  MEETING.  ANY  ACTION  WHICH  MAY  BE
TAKEN BY SHAREHOLDERS MAY BE TAKEN WITHOUT A MEETING IF ALL SHAREHOLDERS ENTITLED TO VOTE ON THE MATTER CONSENT TO THE ACTION IN
WRITING  AND  THE  WRITTEN  CONSENTS  ARE  FILED  WITH  THE  RECORDS  OF  THE
MEETING OF SHAREHOLDERS. SUCH CONSENTS SHALL BE TREATED FOR ALL PURPOSES AS A VOTE TAKEN AT A MEETING OF SHAREHOLDERS


                                   ARTICLE II
TRUSTEES


     SECTION  1.  THE  TRUSTEES.  THE  TRUST  SHALL  HAVE  FOUR  (4)
TRUSTEES,  UNLESS  AND  UNTIL  SUCH  NUMBER  BE  CHANGED  BY  AMENDMENT  OF
THE  BY-LAWS  OR  BY  RESOLUTION  OF  THE  TRUSTEES.  THE  TERM  OF  OFFICE  OF
EACH  TRUSTEE  SHALL  EXPIRE  UPON  THE  ELECTION  OF  A  SUCCESSOR  TRUSTEE
AT  A  MEETING  OF  SHAREHOLDERS.

     SECTION  2.  MEETING  OF  TRUSTEES.  THE  TRUSTEES  MAY  IN  THEIR
DISCRETION  PROVIDE  FOR  REGULAR  OR  STATED  MEETINGS  OF  THE  TRUSTEES.
NOTICE  OF  REGULAR  OR  STATED  MEETINGS  NEED  NOT  BE  GIVEN.  MEETINGS  OF
THE TRUSTEES OTHER THAN REGULAR OR STATED MEETINGS SHALL BE HELD WHENEVER CALLED BY THE PRESIDENT, OR BY ONE OF THE TRUSTEES, AT THE
TIME  BEING  IN  OFFICE.  NOTICE  OF  THE  TIME  AND  PLACE  OF  EACH  MEETING
OTHER  THAN  REGULAR  OR  STATED  MEETINGS  SHALL  BE  GIVEN  BY  THE
SECRETARY  OR  ASSISTANT  SECRETARY  OR  BY  THE  OFFICER  OR  TRUSTEE
CALLING THE MEETING AND SHALL BE MAILED TO EACH TRUSTEE AT LEAST TWO DAYS BEFORE THE MEETING, OR SHALL BE TELEGRAPHED, CABLED, OR
PERSONALLY  DELIVERED  TO  HIM  AT  LEAST  ONE  DAY  BEFORE  THE  MEETING.
NOTICE BY TELEPHONE SHALL CONSTITUTE PERSONAL DELIVERY FOR THESE PURPOSES. NOTICE MAY, HOWEVER, BE WAIVED BY ANY TRUSTEE BEFORE OR AFTER ANY MEETING. NEITHER THE BUSINESS TO BE TRANSACTED AT, NOR THE
PURPOSE  OF  ANY  MEETING  OF  THE  TRUSTEES  NEED  TO  BE  STATED  IN  THE
NOTICE OR WAIVER OF NOTICE OF SUCH MEETING, AND NO NOTICE NEED BE GIVEN OF ACTION PROPOSED TO BE TAKEN BY UNANIMOUS WRITTEN CONSENT.
THE  ATTENDANCE  OF  A  TRUSTEE  AT  A  MEETING  SHALL  CONSTITUTE  A  WAIVER
OF NOTICE OF SUCH MEETING EXCEPT WHERE A TRUSTEE ATTENDS A MEETING FOR THE EXPRESS PURPOSE OF OBJECTING TO THE TRANSACTION OF ANY
BUSINESS ON THE GROUND THAT THE MEETING HAS NOT BEEN LAWFULLY CALLED OR CONVENED. THE TRUSTEES MAY MEET BY MEANS OF A TELEPHONE
CONFERENCE  CIRCUIT  OR  SIMILAR  COMMUNICATIONS  EQUIPMENT,  BY  MEANS  OF
WHICH ALL PERSONS PARTICIPATING IN THE MEETING CAN HEAR EACH OTHER, WHICH TELEPHONE CONFERENCE MEETING SHALL BE DEEMED TO HAVE BEEN HELD
AT  A  PLACE  DESIGNATED  BY  THE  TRUSTEES  AT  THE  MEETING.  PARTICIPATION
IN  A  TELEPHONE  CONFERENCE  MEETING  SHALL  CONSTITUTE  PRESENCE  IN
PERSON AT SUCH MEETING. ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN AT ANY MEETING OF THE TRUSTEES MAY BE TAKEN BY THE TRUSTEES WITHOUT A MEETING IF ALL THE TRUSTEES CONSENT TO THE ACTION IN WRITING AND THE WRITTEN CONSENTS ARE FILED WITH THE RECORDS OF THE TRUSTEES'
MEETINGS.  SUCH  CONSENTS  SHALL  BE  TREATED  AS  A  VOTE  FOR  ALL  PURPOSES.

     SECTION 3. QUORUM AND VOTE. A MAJORITY OF THE TRUSTEES SHALL BE PRESENT IN PERSON AT ANY REGULAR OR SPECIAL MEETING OF THE TRUSTEES
IN ORDER TO CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS AT SUCH MEETING AND (EXCEPT AS OTHERWISE REQUIRED BY LAW, THE
DECLARATION OF TRUST OR THESE BY-LAWS) THE ACT OF A MAJORITY OF THE TRUSTEES PRESENT AT ANY MEETING AT WHICH THE QUORUM IS PRESENT SHALL BE THE ACT OF THE TRUSTEES. IN THE ABSENCE OF A QUORUM, A MAJORITY
OF  THE  TRUSTEES  PRESENT  MAY  ADJOURN  THE  MEETING  FROM  TIME-TO-TIME
UNTIL  A  QUORUM  SHALL  BE  PRESENT.  NOTICE  OF  ANY  ADJOURNED  MEETING
NEED  NOT  BE  GIVEN.

     SECTION 4. COMPENSATION OF TRUSTEES. THE COMPENSATION OF THE TRUSTEES SHALL BE FIXED FROM TIME TO TIME BY THE TRUSTEES. NO TRUSTEE SHALL BE PRECLUDED FROM SERVING THE TRUST IN ANY OTHER CAPACITY, AS AN OFFICER, AGENT OR OTHERWISE, AND RECEIVING COMPENSATION THEREFOR.


                                   ARTICLE III
COMMITTEES


     SECTION  1.  EXECUTIVE  AND  OTHER  COMMITTEES.  THE  TRUSTEES  BY  VOTE
OF A MAJORITY OF ALL THE TRUSTEES MAY ELECT FROM THEIR OWN NUMBER AN EXECUTIVE COMMITTEE, TO CONSIST OF NOT LESS THAN TWO (2) MEMBERS TO
HOLD OFFICE AT THE PLEASURE OF THE TRUSTEES, WHICH SHALL HAVE THE POWER TO CONDUCT THE CURRENT AND ORDINARY BUSINESS OF THE TRUST
WHILE THE TRUSTEES ARE NOT IN SESSION AND SUCH OTHER POWERS OF THE TRUSTEES AS THE TRUSTEES MAY, FROM TIME-TO-TIME, DELEGATE TO THEM EXCEPT THOSE POWERS WHICH BY LAW, THE DECLARATION OF TRUST, OR THESE BY-LAWS THEY ARE PROHIBITED FROM DELEGATING. THE TRUSTEES MAY ALSO ELECT FROM THEIR OWN NUMBER OTHER COMMITTEES FROM TIME-TO-TIME, THE
NUMBER  COMPOSING  SUCH  COMMITTEES,  THE  POWERS  CONFERRED  UPON  THE  SAME
(SUBJECT TO THE SAME LIMITATIONS AS THE EXECUTIVE COMMITTEE) AND THE TERM OF MEMBERSHIP OF SUCH COMMITTEES TO BE DETERMINED BY THE TRUSTEES.
THE TRUSTEES MAY DESIGNATE A CHAIRMAN OF ANY SUCH COMMITTEE; IN THE ABSENCE OF SUCH A DESIGNATION, THE COMMITTEE MAY ELECT ITS OWN CHAIRMAN.

     SECTION 2. MEETING, QUORUM AND MANNER OF ACTING. THE TRUSTEES MAY (1) PROVIDE FOR STATED MEETINGS OF ANY COMMITTEES, (2) SPECIFY THE MANNER OF CALLING AND NOTICE REQUIRED FOR SPECIAL
MEETINGS OF ANY COMMITTEE, (3) SPECIFY THE NUMBER OF MEMBERS OF A COMMITTEE REQUIRED TO CONSTITUTE A QUORUM AND THE NUMBER OF MEMBERS OF A COMMITTEE REQUIRED TO EXERCISE SPECIFIED POWERS DELEGATED TO SUCH COMMITTEE, (4) AUTHORIZE THE MAKING OF DECISIONS TO EXERCISE SPECIFIED POWERS BY WRITTEN ASSENT OF THE REQUISITE NUMBER OF MEMBERS OF A COMMITTEE WITHOUT A MEETING, AND (5) AUTHORIZE THE
MEMBERS  OF  A  COMMITTEE  TO  MEET  BY  MEANS  OF  A  TELEPHONE  CONFERENCE
CIRCUIT.

     ALL  COMMITTEES  SHALL  KEEP  REGULAR  MINUTES  OF  THEIR  MEETINGS  AND
RECORDS  OF  DECISIONS  TAKEN  WITHOUT  A  MEETING  AND  CAUSE  THEM  TO  BE
RECORDED IN A BOOK DESIGNATED FOR THAT PURPOSE AND KEPT IN THE OFFICE OF THE TRUST. ALL ACTION BY COMMITTEES SHALL BE REPORTED TO THE TRUSTEES AT THEIR MEETING NEXT SUCCEEDING SUCH ACTION.

     SECTION  3.  COMPENSATION.  THE  MEMBERS  OF  ANY  DULY  APPOINTMENTED
COMMITTEE SHALL RECEIVE SUCH COMPENSATION AND/OR FEES AS, FROM TIME-TO-TIME, MAY BE FIXED BY THE TRUSTEES.
BY-LAWS  OF  CALVERT  SOCIAL  INVESTMENT  FUND

                                    ARTICLE IV
OFFICERS


     SECTION  1.  GENERAL  PROVISIONS.  THE  OFFICERS  OF  THE  TRUST  SHALL
BE A PRESIDENT AND A SECRETARY WHO SHALL BE ELECTED BY THE TRUSTEES. THE TRUSTEES MAY ELECT OR APPOINT SUCH OTHER OFFICERS OR AGENTS AS
THE BUSINESS OF THE TRUST MAY REQUIRE, INCLUDING A CHAIRMAN, A TREASURER, ONE OR MORE VICE PRESIDENTS, ONE OR MORE ASSISTANT SECRETARIES, AND ONE OR MORE ASSISTANT TREASURERS. THE TRUSTEES MAY
DELEGATE TO ANY OFFICER OR COMMITTEE THE POWER TO APPOINT ANY SUBORDINATE OFFICERS OR AGENTS.

     SECTION  2.  TERM  OF  OFFICE  AND  QUALIFICATIONS.  EXCEPT  AS
OTHERWISE PROVIDED BY LAW, THE DECLARATION OF TRUST OR THESE BY-LAWS, THE PRESIDENT AND THE SECRETARY SHALL EACH HOLD OFFICE UNTIL HIS SUCCESSOR SHALL HAVE BEEN DULY ELECTED AND QUALIFIED, AND ALL OTHER OFFICERS SHALL HOLD OFFICE AT THE PLEASURE OF THE TRUSTEES.
ANY  TWO  OR  MORE  OF  THE  OFFICERS  MAY  BE  HELD  BY  THE  SAME  PERSON,
EXCEPT THAT THE SAME PERSON MAY NOT BE BOTH PRESIDENT AND SECRETARY. THE CHAIRMAN, IF THERE BE SUCH AN OFFICER, AND THE PRESIDENT SHALL
BE  TRUSTEES,  BUT  NO  OTHER  OFFICER  OF  THE  TRUST  NEED  BE  A  TRUSTEE.

     SECTION  3.  REMOVAL.  THE  TRUSTEES,  AT  ANY  REGULAR  OR  SPECIAL
MEETING OF THE TRUSTEES, MAY REMOVE ANY OFFICER WITH OR WITHOUT CAUSE BY A VOTE OF THE MAJORITY OF THE TRUSTEES. ANY OFFICER OR AGENT APPOINTED BY ANY OFFICER OR COMMITTEE MAY BE REMOVED WITH OR WITHOUT CAUSE BY SUCH APPOINTING OFFICER OR COMMITTEE.

     SECTION  4.  BONDS  AND  SURETY.  ANY  OFFICER  MAY  BE  REQUIRED  BY  THE
TRUSTEES  TO  A  BONDED  FOR  THE  FAITHFUL  PERFORMANCE  OF  HIS  DUTIES  IN
SUCH  AMOUNT  AND  WITH  SUCH  SURETIES  AS  THE  TRUSTEES  MAY  DETERMINE.

     SECTION  5.  CHAIRMAN,  PRESIDENT,  AND  VICE-PRESIDENTS.  THE
CHAIRMAN, IF THERE BE SUCH AN OFFICER, SHALL, IF PRESENT, PRESIDE AT ALL MEETINGS OF THE SHAREHOLDERS AND OF THE TRUSTEES AND SHALL
EXERCISE  AND  PERFORM  SUCH  OTHER  POWERS  AND  DUTIES  AS  MAY  BE  FROM
TIME TO TIME ASSIGNED TO HIM BY THE TRUSTEES. SUBJECT TO SUCH SUPERVISORY POWERS, IF ANY, AS MAY BE GIVEN BY THE TRUSTEES TO THE CHAIRMAN, THE PRESIDENT SHALL BE THE CHIEF EXECUTIVE OFFICER OF THE TRUST AND, SUBJECT TO THE CONTROL OF THE TRUSTEES, SHALL HAVE
GENERAL SUPERVISION, DIRECTION AND CONTROL OF THE BUSINESS OF THE TRUST AND OF ITS EMPLOYEES AND SHALL EXERCISE SUCH GENERAL POWERS OF
MANAGEMENT AS ARE USUALLY VESTED IN THE OFFICE OF PRESIDENT OF A CORPORATION. IN THE ABSENCE OF THE CHAIRMAN, THE PRESIDENT SHALL
PRESIDE  AT  ALL  MEETINGS  OF  THE  SHAREHOLDERS  AND  OF  THE  TRUSTEES.  THE
PRESIDENT  SHALL  HAVE  THE  POWER  IN  THE  NAME  AND  ON  BEHALF  OF  THE
TRUST TO GRANT, ISSUE, EXECUTE OR SIGN ANY AND ALL DOCUMENTS, CONTRACTS, AGREEMENTS, DEEDS, MORTGAGES, PROXIES, POWERS OF ATTORNEY
OR  OTHER  INSTRUMENTS  AS  MAY  BE  DEEMED  ADVISABLE  OR  NECESSARY  IN
FURTHERANCE OF THE INTERESTS OF THE TRUST. THE PRESIDENT SHALL HAVE THE POWER TO EMPLOY ATTORNEYS AND COUNSEL FOR THE TRUST AND TO EMPLOY SUCH SUBORDINATE OFFICERS, AGENTS, CLERKS AND EMPLOYEES AS HE
MAY  FIND  NECESSARY  TO  TRANSACT  THE  BUSINESS  OF  THE  TRUST.  THE
PRESIDENT SHALL HAVE SUCH FURTHER POWERS AND DUTIES AS, FROM TIME-TO-TIME, MAY BE CONFERRED UPON HIM OR ASSIGNED TO HIM BY THE
TRUSTEES.  IN  THE  ABSENCE  OR  DISABILITY  OF  THE  PRESIDENT,  THE  VICE-
PRESIDENT  OR,  IF  THERE  BE  MORE  THAN  ONE  VICE-PRESIDENT,  AND  VICE-
PRESIDENT  DESIGNATED  BY  THE  TRUSTEES  SHALL  PERFORM  ALL  OF  THE  DUTIES
OF THE PRESIDENT, AND WHEN SO ACTING SHALL HAVE ALL THE POWERS OF THE PRESIDENT, SUBJECT TO THE DIRECTION OF THE TRUSTEES. EACH VICE-PRESIDENT SHALL PERFORM SUCH OTHER DUTIES AS MAY BE ASSIGNED TO HIM FROM TIME-TO-TIME BY THE TRUSTEES OR THE PRESIDENT.

     SECTION  6.  SECRETARY.  THE  SECRETARY  SHALL  KEEP  THE  MINUTES  OF
ALL  MEETINGS  OF,  AND  RECORD  ALL  VOTES  OF,  THE  SHAREHOLDERS,  THE
TRUSTEES  AND  COMMITTEES,  IF  ANY,  IN  PROPER  BOOKS  PROVIDED  FOR  THAT
PURPOSE.  HE  SHALL  BE  CUSTODIAN  OF  THE  SEAL  OF  THE  TRUST;  HE  SHALL
HAVE  CHARGE  OF  THE  SHARE  TRANSFER  BOOKS,  LISTS  AND  RECORDS  UNLESS
THE SAME ARE IN THE CHARGE OF A TRANSFER AGENT. HE SHALL ATTEND TO THE GIVING AND SERVING OF ALL NOTICES BY THE TRUST IN ACCORDANCE WITH THE PROVISIONS OF THESE BY-LAWS AND AS REQUIRED BY LAW; AND SUBJECT TO THESE BY-LAWS, HE SHALL IN GENERAL PERFORM ALL DUTIES INCIDENT TO THE OFFICE OF SECRETARY AND SUCH OTHER DUTIES AS FROM
TIME  TO  TIME  MAY  BE  ASSIGNED  TO  HIM  BY  THE  TRUSTEES.  THE  SECRETARY
MAY  DELEGATE  ANY  OF  HIS  POWER,  AUTHORITY  OR  DUTIES  TO  ANY  ASSISTANT
SECRETARY  OF  THE  TRUST.

     SECTION  7.  TREASURER.  THE  TREASURER,  IF  THERE  BE  SUCH  AN
OFFICER,  SHALL  BE  THE  PRINCIPAL  FINANCIAL  AND  ACCOUNTING  OFFICER  OF
THE TRUST. HE SHALL DELIVER ALL FUNDS OF THE TRUST WHICH MAY COME INTO HIS HANDS TO SUCH CUSTODIAN, SUBCUSTODIAN, OR SPECIAL
DEPOSITORY  AS  THE  TRUSTEES  SHALL  EMPLOY  PURSUANT  TO  ARTICLE  IX  OF
THE  DECLARATION  OF  TRUST.  HE  SHALL  RENDER  A  STATEMENT  OF  CONDITION
OF  THE  FINANCES  OF  THE  TRUST  TO  THE  TRUSTEES  AS  OFTEN  AS  THEY  SHALL
REQUIRE THE SAME, AND HE SHALL IN GENERAL PERFORM ALL THE DUTIES INCIDENT TO THE OFFICE OF TREASURER AND SUCH OTHER DUTIES AS FROM
TIME-TO-TIME  MAY  BE  ASSIGNED  TO  HIM  BY  THE  TRUSTEES.  THE  TREASURER
MAY  DELEGATE  ANY  OF  HIS  POWER,  AUTHORITY  OR  DUTIES  TO  ANY  ASSISTANT
TREASURER  OF  THE  TRUST.

     SECTION 8. OTHER OFFICERS AND DUTIES. THE TRUSTEES MAY ELECT SUCH OTHER OFFICERS AN ASSISTANT OFFICERS AS THEY SHALL FROM TIME-
TO-TIME  DETERMINE  TO  BE  NECESSARY  OR  DESIRABLE  IN  ORDER  TO  CONDUCT
THE  BUSINESS  OF  THE  TRUST.  ASSISTANT  OFFICERS  SHALL  ACT  GENERALLY  IN
THE ABSENCE OR DISABILITY OF THE OFFICER WHOM THEY ASSIST AND SHALL ASSIST THAT OFFICER IN THE DUTIES OF HIS OFFICE. EACH OFFICER, EMPLOYEE, AGENT OF THE TRUST SHALL HAVE SUCH OTHER DUTIES AND
AUTHORITY  AS  MAY  BE  ASSIGNED  HIM  BY  THE  PRESIDENT.

     SECTION 9. EVIDENCE OF AUTHORITY. ANYONE DEALING WITH THE TRUST SHALL BE FULLY JUSTIFIED IN RELYING ON A COPY OF A RESOLUTION OF THE TRUSTEES OR OF ANY COMMITTEE THEREOF EMPOWERED TO ACT IN THE
PREMISES WHICH IS CERTIFIED AS TRUE BY THE SECRETARY OR AN ASSISTANT SECRETARY UNDER THE SEAL OF THE TRUST.

     SECTION  10.  COMPENSATION.  THE  COMPENSATION  OF  THE  OFFICERS
SHALL  BE  FIXED  FROM  TIME-TO-TIME  BY  THE  TRUSTEES  OR  BY  ANY  COMMITTEE
OR OFFICER UPON WHOM SUCH POWER MAY BE CONFERRED BY THE TRUSTEES. NO OFFICER SHALL BE PREVENTED FROM RECEIVING SUCH COMPENSATION BY
REASON  OF  THE  FACT  THAT  HE  IS  ALSO  A  TRUSTEE.


                                    ARTICLE V
FISCAL  YEAR


THE  FISCAL  YEAR  OF  THE  TRUST  SHALL  BEGIN  ON  THE  FIRST  DAY  OF OCTOBER
IN EACH YEAR AND SHALL END ON THE LAST DAY OF SEPTEMBER IN EACH YEAR, PROVIDED, HOWEVER, THAT THE TRUSTEES MAY FROM TIME-TO-TIME
CHANGE  THE  FISCAL  YEAR.


                                   ARTICLE VI
SEAL


THE  TRUSTEES  MAY  ADOPT  A  SEAL  WHICH  SHALL  BE  IN  SUCH  FORM  AND  SHALL
HAVE  SUCH  INSCRIPTION  THEREON  AS  THE  TRUSTEES  MAY  FROM  TIME-TO-TIME
PRESCRIBE.


                                   ARTICLE VII
WAIVERS  OF  NOTICE


WHENEVER ANY NOTICE WHATEVER IS REQUIRED TO BE GIVEN BY LAW, THE DECLARATION OF TRUST OR THESE BY-LAWS, A WAIVER THEREOF IN WRITING,
SIGNED  BY  THE  PERSON  OR  PERSONS  ENTITLED  TO  SAID  NOTICE,  WHETHER
BEFORE OR AFTER THE TIME STATED THEREIN, SHALL BE DEEMED EQUIVALENT THERETO. A NOTICE SHALL BE DEEMED TO HAVE BEEN GIVEN IF TELEGRAPHED,
CABLED, OR SENT BY WIRELESS AT THE TIME WHEN IT HAS BEEN DELIVERED TO A REPRESENTATIVE OF ANY TELEGRAPH, CABLE OR WIRELESS COMPANY WITH INSTRUCTIONS THAT IT BE TELEGRAPHED, CABLED OR SENT BY WIRELESS. ANY
NOTICE SHALL BE DEEMED TO HAVE BEEN GIVEN IF MAILED AT THE TIME WHEN IT HAS BEEN DEPOSITED IN THE MAIL.

                                  ARTICLE VIII
SHARES  OF  BENEFICIAL  INTEREST


     SECTION  1.  BENEFICIAL  INTEREST.  THE  BENEFICIAL  INTEREST  IN  THE
TRUST SHALL AT ALL TIMES BE DIVIDED INTO AN UNLIMITED NUMBER OF SHARES WITHOUT PAR VALUE WHICH THE TRUSTEES MAY FROM TIME-TO-TIME
ISSUE  AND  SELL  OR  CAUSE  TO  BE  ISSUED  AND  SOLD.

     SECTION 2. BOOK ENTRY SHARES. NO CERTIFICATES NEED BE ISSUED TO REPRESENT SHARES IN THE TRUST. THE TRUST SHALL MAINTAIN ADEQUATE RECORDS TO DETERMINE THE HOLDINGS OF EACH SHAREHOLDER OF RECORD, AND SUCH RECORDS SHALL BE DEEMED THE EQUIVALENT OF A CERTIFICATE REPRESENTING THE SHARES FOR ALL PURPOSES.

     SECTION 3. CERTIFICATES. ALL CERTIFICATES FOR SHARES SHALL BE SIGNED BY THE CHAIRMAN, PRESIDENT OR ANY VICE-PRESIDENT AND BY THE
TREASURER,  SECRETARY  OR  ASSISTANT  TREASURER  OR  ASSISTANT  SECRETARY
AND  SEALED  WITH  THE  SEAL  OF  THE  TRUST.  THE  SIGNATURES  MAY  BE  EITHER
MANUAL OR FACSIMILE SIGNATURES, AND THE SEAL MAY BE EITHER FACSIMILE OR ANY OTHER FORM OF SEAL. CERTIFICATES FOR SHARES FOR WHICH THE TRUST HAS APPOINTED A TRANSFER AGENT SHALL NOT BE VALID UNLESS COUNTERSIGNED BY SUCH TRANSFER AGENT.

     SECTION 4. TRANSFER OF SHARES. THE SHARES OF THE TRUST SHALL BE TRANSFERABLE, SO AS TO AFFECT THE RIGHTS OF THE TRUST, ONLY BY
TRANSFER  RECORDED  IN  THE  BOOKS  OF  THE  TRUST,  IN  PERSON  OR  BY
ATTORNEY.

     SECTION  5.  EQUITABLE  INTEREST  NOT  RECOGNIZED.  THE  TRUST  SHALL
BE  ENTITLED  TO  TREAT  THE  HOLDER  OF  RECORD  OF  ANY  SHARE  AS  THE
ABSOLUTE  OWNER  THEREOF  AND  SHALL  NOT  BE  BOUND  TO  RECOGNIZE  ANY
EQUITABLE OR OTHER CLAIM OR INTEREST IN SUCH SHARE ON THE PART OF ANY OTHER PERSON EXCEPT AS MAY BE OTHERWISE EXPRESSLY PROVIDED BY LAW.

     SECTION 6. LOST, DESTROYED OR MUTILATED CERTIFICATES. IN CASE ANY CERTIFICATE FOR SHARES IS LOST, MUTILATED OR DESTROYED, THE TRUSTEES MAY ISSUE A NEW CERTIFICATE IN PLACE THEREOF UPON SUCH
INDEMNITY  TO  THE  TRUST  AGAINST  LOSS  AND  UPON  SUCH  OTHER  TERMS  AND
CONDITIONS  AS  THE  TRUSTEES  MAY  DEEM  ADVISABLE.


                                   ARTICLE IX
AMENDMENTS


     THESE  BY-LAWS,  OR  ANY  OF  THEM,  MAY  BE  ALTERED,  AMENDED  OR
REPEALED,  OR  NEW  BY-LAWS  MAY  BE  ADOPTED  BY  (A)  VOTE  OF  A  MAJORITY OF
THE  SHARES  OUTSTANDING  AND  ENTITLED  TO  VOTE  OR  (B)  BY  THE  TRUSTEES,
PROVIDED,  HOWEVER,  THAT  NO  BY-LAWS  MAY  BE  AMENDED,  ADOPTED  OR
REPEALED BY THE TRUSTEES IF SUCH AMENDMENT, ADOPTION OR REPEAL REQUIRES, PURSUANT TO LAW, THE DECLARATION OF TRUST OR THESE BY-
LAWS,  A  VOTE  OF  THE  SHAREHOLDERS.


                                    ARTICLE X
BOOKS  AND  RECORDS


     THE BOOKS, ACCOUNTS AND RECORDS OF THE TRUST, INCLUDING THE STOCK LEDGER OR LEDGERS, MAY BE KEPT IN OR OUTSIDE THE COMMONWEALTH
OF MASSACHUSETTS AT SUCH OFFICES OR AGENCIES OF THE TRUST AS MAY FROM TIME-TO-TIME BE DETERMINED BY THE TRUSTEES.



AS  ADOPTED  JUNE  16,  1988